Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,628.73
Total Transaction Valuation	19,034,973.87
Total Offset Amount	0.00
Net Fee	$ 2,628.73